Exhibit 10.4

AMENDMENT NO. 2 TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
This AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of July 9, 2015, is entered into by and among ENCORE CAPITAL GROUP, INC., a Delaware corporation (the “Borrower”), the Guarantors identified on the signature pages hereto, the Lenders party hereto, and SUNTRUST BANK, as Administrative Agent (in such capacity, the “Administrative Agent”), Collateral Agent, Swingline Lender and Issuing Bank.
RECITALS
WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of February 25, 2014 (as amended by that certain Amendment No. 1 to Second Amended and Restated Credit Agreement dated as of August 1, 2014 and as the same may be further amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have extended revolving credit and term loan facilities to the Borrower; and
WHEREAS, the Borrower has requested certain amendments to the Credit Agreement set forth herein, and the Administrative Agent, the Collateral Agent, the Swingline Lender, the Issuing Bank and the undersigned Lenders have agreed to such requests, subject to the terms and conditions of this Amendment.
NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.    Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to such terms in the Credit Agreement, as amended by this Amendment.
2.    Amendments to Credit Agreement. Subject to the terms and conditions hereof and with effect from and after the Second Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:
(a)    Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions in proper alphabetical order:
“‘Cash Flow Secured Leverage Ratio’ has the meaning specified in Section 6.2.”
“‘Consolidated Secured Funded Indebtedness’ means, as of any date of determination, the amount of Consolidated Funded Indebtedness as of such date that is secured by any Lien on the property or assets of the Borrower or its Restricted Subsidiaries.”
“‘Initial Trigger Quarter’ has the meaning specified in Section 6.2.
“‘Second Amendment Effective Date’ means July 9, 2015.”
‘“Trigger Quarter’ has the meaning specified in Section 6.2.”
(b)    Section 1.1 of the Credit Agreement is hereby further amended by:

Exhibit 10.4

(i)    deleting the defined term “Excluded Subsidiaries” in its entirety,
(ii)    deleting the defined term “Minority Investment” in its entirety,
(iii)     amending and restating clause (d) of the definition of “Permitted Foreign Subsidiary Non-Recourse Indebtedness” in its entirety to read as follows:
“(d)    the total principal amount outstanding of such Indebtedness does not at any time exceed 40% of Consolidated Net Worth of the Borrower and its Restricted Subsidiaries”
(iv)    amending and restating the proviso at the end of the definition of “Permitted Restructuring” in its entirety to read as follows:
“provided that (i) no Receivables or other assets of Unrestricted Subsidiaries shall be commingled with the assets of a Loan Party as a result of such Permitted Restructuring, (ii) no such transfers shall take place from a Loan Party to an Unrestricted Subsidiary or to any other Subsidiary that is not a Loan Party and (iii) such transactions are effected for tax planning and related general corporate purposes.”
(v)    amending and restating clause (II) of subsection (a)(iii) of the definition of “Unrestricted Subsidiary” in its entirety to read as follows:
“(II)    the Fair Market Value of the Borrower’s direct or indirect equity interest in such Subsidiary, in each case, at the time that such Subsidiary is designated an Unrestricted Subsidiary and the Borrower shall be permitted to make such Investment under Section 7.4(i),”
(vi)    amending and restating subsection (a)(iv) of the definition of “Unrestricted Subsidiary” in its entirety to read as follows:
“(iv)    neither the Borrower nor any Restricted Subsidiary shall at any time be directly, indirectly or contingently liable for any Indebtedness or other liability of any Unrestricted Subsidiary, except to the extent the same would constitute a permitted Investment under Section 7.4(i),”
(c)    Section 5.9 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“The Borrower will, and will cause each Restricted Subsidiary to, use the proceeds of the Loans for working capital and general corporate purposes, which may include, without limitation, purchases of Receivables Portfolios, Permitted Acquisitions, Acquisitions permitted pursuant to Section 7.4(c) and repayment of Indebtedness under the Existing Financing Arrangements. The Borrower shall use the proceeds of Credit Extensions in compliance with all applicable legal and regulatory requirements and any such use shall not result in a violation of any such requirements, including, without limitation, Regulation U and X, the Securities Act of 1933, and the Exchange Act, and the rules and regulations promulgated under any of the foregoing.”

Exhibit 10.4

(d)    The first sentence of Section 5.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“The Borrower shall cause each of its Restricted Subsidiaries (other than Immaterial Subsidiaries and each member of the Propel Group) to guarantee pursuant to the Guaranty Agreement or supplement thereto (or, in the case of a Foreign Subsidiary, any other guaranty agreement requested by the Administrative Agent) the Secured Obligations.”
(e)    The first paragraph of Section 6.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“The Borrower will not permit the ratio (the “Cash Flow Leverage Ratio”), determined as of the end of each of its fiscal quarters (commencing with the fiscal quarter ending June 30, 2015), of (i) Consolidated Funded Indebtedness to (ii) Consolidated EBITDA for the then most-recently ended four fiscal quarters to be greater than 2.50:1.00 for each four fiscal-quarter period.”
(f)    The last sentence of Section 6.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“For purposes of this Section 6.1 and Section 6.2, “Material Acquisition” means any Acquisition or series of related Acquisitions that involves the payment of consideration by the Borrower and its Restricted Subsidiaries in excess of $10,000,000; and “Material Disposition” means any Asset Sale or series of related Asset Sales that yields gross proceeds to the Borrower or any of its Restricted Subsidiaries in excess of $10,000,000.”
(g)    Article VI of the Credit Agreement is hereby amended by (i) renumbering Section 6.2 as Section 6.3; (ii) renumbering Section 6.3 as Section 6.4; and (iii) adding the following new Section 6.2 in proper order therein:
“Section 6.2        Cash Flow Secured Leverage Ratio.
The Borrower will not permit the ratio (the “Cash Flow Secured Leverage Ratio”) determined as of the end of each of its fiscal quarters (commencing with the fiscal quarter ending June 30, 2015) of (i) Consolidated Secured Funded Indebtedness to (ii) Consolidated EBITDA for the then most-recently ended four fiscal quarters to be greater than 2.00:1.00 for each fiscal four-quarter period; provided that the Cash Flow Secured Leverage Ratio may be increased up to (but not to exceed) 2.25:1.00 for any fiscal quarter ending after the Second Amendment Effective Date during which the Borrower or any of its Restricted Subsidiaries has consummated a Permitted Acquisition in which the is $100,000,000 or more (a “Trigger Quarter”) and for the next succeeding fiscal quarter; provided, further, that the Cash Flow Secured Leverage Ratio shall return to 2.00:1.00 no later than the end of the second fiscal quarter after such Trigger Quarter; provided, further, that following the occurrence of a Trigger Quarter (any such Trigger Quarter, an “Initial Trigger Quarter”), no subsequent Trigger Quarter shall be permitted to occur for purposes of this Section 6.2 unless and until the Cash Flow Secured Leverage Ratio

Exhibit 10.4

is less than or equal to 2.00:1.00 as of the end of at least one fiscal quarter following such Initial Trigger Quarter.
The Cash Flow Secured Leverage Ratio shall be calculated (i) based upon (a) for Consolidated Secured Funded Indebtedness, as of the last day of each such fiscal quarter and (b) for Consolidated EBITDA, the actual amount as of the last day of each fiscal quarter for the most recently ended four consecutive fiscal quarters and (ii) giving pro forma effect to any Material Acquisition and Material Disposition.”
(h)    Section 7.1 of the Credit Agreement is hereby amended by amending and restating subsection (d) thereof in its entirety to read as follows:
“(d)    Secured or unsecured purchase money Indebtedness (including Capitalized Leases) incurred by the Borrower or any of its Restricted Subsidiaries after the Closing Date to finance the acquisition of assets used in its business, if (1) the total of all such Indebtedness for the Borrower and its Restricted Subsidiaries taken together incurred on or after the Closing Date, when aggregated with the Indebtedness permitted under clause (i) immediately below, shall not exceed an aggregate principal amount of $20,000,000 at any one time outstanding (excluding Capitalized Leases, which shall not be subject to any dollar limitation under this clause (d)), (2) such Indebtedness when incurred shall not exceed the purchase price of the asset(s) financed, (3) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing, and (4) any Lien securing such Indebtedness is permitted under Section 7.2 (such Indebtedness being referred to herein as “Permitted Purchase Money Indebtedness”);”
(i)    Section 7.1 of the Credit Agreement is hereby further amended by amending and restating clauses (ii) and (iv) of subsection (e) thereof in their entirety to read as follows:
“(ii) made by any Loan Party to any other Loan Party;”
“(iv) made by the Borrower or any other Restricted Subsidiary to any Subsidiaries of Propel Acquisition LLC (other than a Blocked Propel Subsidiary) to the extent such loan would be permitted as an investment in compliance with the proviso of Section 7.4(f) or any Unrestricted Subsidiary to the extent such loan would be permitted as an investment in compliance Section 7.4(i);”
(j)    Section 7.1 of the Credit Agreement is hereby further amended by amending and restating subsection (f) thereof in its entirety to read as follows:
“(f)    Guaranty obligations of the Borrower or any other Loan Party of any Indebtedness of any Restricted Subsidiary permitted under clause (b) of this Section 7.1 or of any Indebtedness of any Subsidiary permitted as an Investment under Section 7.4(i);”
(k)    Section 7.1 of the Credit Agreement is hereby further amended by amending and restating subsection (m) thereof in its entirety to read as follows:

Exhibit 10.4

“(m)    Permitted Foreign Subsidiary Investments/Loans, to the extent permitted as an Investment in compliance with Section 7.4(i);”
(l)    Section 7.1 of the Credit Agreement is hereby further amended by amending and restating subsection (n) thereof in its entirety to read as follows:
“(n)    Additional unsecured or Subordinated Indebtedness of the Borrower or any of its Restricted Subsidiaries, to the extent not otherwise permitted under this Section 7.1; provided, however, that (i) the aggregate principal amount of such additional Indebtedness shall not exceed $1,100,000,000, (ii) such Indebtedness shall not mature, and shall not be subject to any scheduled mandatory prepayment, redemption or defeasance, in each case prior to five (5) years from the date of issuance of such Indebtedness and (iii) if such Indebtedness is Subordinated Indebtedness, the terms of subordination thereof shall be reasonably acceptable to the Administrative Agent;”
(m)    Section 7.1 of the Credit Agreement is hereby further amended by amending and restating subsection (o) thereof in its entirety to read as follows:
“(o)    The Propel Indebtedness; provided that the aggregate principal amount thereof does not exceed $400,000,000 (exclusive of intercompany loans), and the unsecured guaranty obligations of the Borrower or any other Loan Party of such Propel Indebtedness;”
(n)    Section 7.2 of the Credit Agreement is amended by (i) deleting the word “and” at the end of clause (o) thereof, (ii) replacing the “.” at the end of clause (p) thereof with “; and”, and (iii) adding the following new clauses (q), (r) and (s) at the end of such section:
“(q)    Liens on Receivables owned by any Foreign Subsidiary solely to secure Indebtedness permitted to be incurred by such Foreign Subsidiary under Section 7.1(l); provided that such Receivables are not Collateral;
(r)     Liens securing Subordinated Indebtedness of the Borrower or any of its Restricted Subsidiaries permitted under this Section 7.1; provided, however, that a representative acting on behalf of the lenders or investors providing such Indebtedness shall have entered into a customary intercreditor agreement reasonably satisfactory to the Administrative Agent; and
(s)    Liens on cash balances in deposit accounts of the Borrower or any Restricted Subsidiary in favor of credit card or other payment processors arising under processor agreements entered into in the ordinary course of business to secure fees, chargebacks and other amounts required to be secured under such agreements; provided, that (i) such Liens attach solely to funds in the deposit accounts that are the subject of such processor agreements and not to any other assets of the Borrower or any Restricted Subsidiary and (ii) such Liens do not secure any obligations for borrowed money.”
(o)    Section 7.4 of the Credit Agreement is hereby amended by amending and restating clause (v) of subsection (d) thereof in its entirety to read as follows:

Exhibit 10.4

“(v)    the aggregate Purchase Price for all such Permitted Acquisitions in any fiscal year shall not exceed $225,000,000;”
(p)    Section 7.4 of the Credit Agreement is hereby further amended by amending and restating the proviso at the end of clause (vii) of subsection (d) thereof in its entirety to read as follows:
“provided, however, that no such compliance with Sections 6.1, 6.2 or 6.3 is required to be demonstrated in such Acquisition Pro Forma for an Acquisition which is either (x) solely a purchase of assets or (y) an acquisition of an entity or a going business for which no financial statements are available;”
(q)    Section 7.4 of the Credit Agreement is hereby further amended by amending and restating subsection (f) thereof in its entirety to read as follows:
“(f)    Creation of, or Investment in, a Restricted Subsidiary (other than (i) a Blocked Propel Subsidiary and (ii) a Foreign Subsidiary that is not a Loan Party) and in respect of which the Borrower has otherwise complied with Section 5.10 and Section 5.11; provided that in the case of any investments in any Subsidiaries of Propel Acquisition LLC, such investment shall be permitted only to the extent that after giving effect to such investment, no Default shall exist and continue and that the Borrower shall be in compliance with Section 6.1, Section 6.2 and Section 6.4 on a pro forma basis as if the Investment occurred on the first day of the applicable period being tested pursuant to such Sections;”
(r)    Section 7.4 of the Credit Agreement is hereby further amended by amending and restating subsection (g) thereof in its entirety to read as follows:
“(g)    Investments constituting Indebtedness permitted by Section 7.1(e), Section 7.1(f), Section 7.1(g) and Section 7.1(o);”
(s)    Section 7.4 of the Credit Agreement is hereby further amended by replacing the “;” at the end of subjection (h) thereof with “; and”.
(t)    Section 7.4 of the Credit Agreement is hereby further amended by amending and restating subsection (i) thereof in its entirety to read as follows:
“(i)    Investments of the Borrower or any of its Restricted Subsidiaries; provided that the sum of (x) $180,127,845 plus (y) the aggregate amount (valued at the time of the making thereof, and without giving effect to any write-downs or write-offs thereof) of all Investments made on or after the Second Amendment Effective Date pursuant to this clause (i) shall not, at the time of the making of the proposed Investment, exceed the greater of (1) an amount equal to 200% of the Consolidated Net Worth (determined as of the last day of the most recently ended fiscal quarter for which financial statements have been delivered pursuant to Section 5.1(a) or (b), as applicable) of the Borrower and its Restricted Subsidiaries and (2) an amount such that, after giving effect on a pro forma basis to the making of such Investment and the incurrence of any Indebtedness in connection therewith, the Cash Flow Leverage Ratio (determined as of the last day of the most recently ended fiscal quarter for which financial statements have been delivered pursuant to Section 5.1(a) or (b), as applicable) is less than 1.25:1.00.”

Exhibit 10.4

(u)    Section 7.4 of the Credit Agreement is hereby further amended by amending and restating subsection (j) thereof in its entirety to read as follows:
“(j)    Investments made by any Foreign Subsidiary that is not a Loan Party in any other Foreign Subsidiary that is not a Loan Party.”
(v)    Section 7.4 of the Credit Agreement is hereby further amended by amending and restating subjection (k) thereof in its entirety to read as follows:
“(k)    Investments made by any Domestic Subsidiary that is not a Loan Party in any other Domestic Subsidiary that is not a Loan Party.”
(w)    Section 7.4 of the Credit Agreement is hereby further amended by deleting subsection (l) thereof in its entirety.
(x)    Section 7.4 of the Credit Agreement is hereby further amended by adding the following sentence to the end of the unnumbered paragraph at the end of such Section:
“To the extent that any proposed Investment would be permitted pursuant to more than one of the foregoing clauses of this Section 7.4, the Borrower may in its discretion designate which clause (or clauses to the extent such Investment is to be split or divided into more than one clause) shall be utilized for such Investment.”
(y)    Section 7.5 of the Credit Agreement is hereby amended by amending and restating clause (v) thereof in its entirety to read as follows:
“(v) the Borrower may, so long as the Payment Conditions (as defined below) are satisfied, make repurchases of its capital stock so long as the aggregate cumulative amount expended on and after the Second Amendment Effective Date for all such repurchases of capital stock does not exceed $150,000,000.”
(z)    Section 7.6 of the Credit Agreement is hereby amended by amending and restating subsection (e) thereof in its entirety to read as follows:
“(e)    So long as the Borrower makes the prepayments and/or reinvestment of proceeds required under Section 2.12(a) in respect thereof, sales or dispositions of assets outside the ordinary course of business with an aggregate fair market value not to exceed $20,000,000 in any fiscal year; and
(aa)    Section 7.14 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“7.14        [Reserved.]”
(bb)    Section 7.15 of the Credit Agreement is hereby amended by deleting the “)” at the end of such Section.
(cc)    Section 7.16 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Exhibit 10.4

“7.16        [Reserved.]”
3.    Representations and Warranties. The Borrower and the Guarantors hereby represent and warrant to the Administrative Agent, the Collateral Agent, the Swingline Lender, the Issuing Bank and the Lenders as follows:
(a)    No Default or Event of Default has occurred and is continuing as of the date hereof, nor will any Default or Event of Default exist immediately after giving effect to this Amendment.
(b)    The representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects (except for representations and warranties already covered by concepts of materiality, which shall be true and correct in all respects) as of the date hereof (except for representations and warranties made with reference to an earlier date, which are true and correct in all material respects (except for representations and warranties already covered by concepts of materiality, which shall be true and correct in all respects) as of such date).
(c)    The execution, delivery and performance by each Loan Party of this Amendment are within such Loan Party’s organizational powers and have been duly authorized by all necessary organizational, and if required, shareholder, partner or member, action. This Amendment has been duly executed and delivered by each Loan Party. Each of this Amendment and the Credit Agreement, as amended hereby, constitute the valid and binding obligations of the Loan Parties, enforceable against them in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.
(d)    The execution and delivery of this Amendment by the Loan Parties, and performance by the Borrower of this Amendment and the Credit Agreement, as amended hereby (i) do not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect, (ii) will not violate any organizational documents of, or any law applicable to, any Loan Party or any judgment, order or ruling of any Governmental Authority, (iii) will not violate or result in a default under the Credit Agreement, the Prudential Senior Secured Note Agreement, any Material Indebtedness Agreement, any other material agreement or other material instrument binding on any Loan Party or any of their assets or give rise to a right thereunder to require any payment to be made by any Loan Party, (iv) will not result in the creation or imposition of any Lien on any asset of any Loan Party, except Liens (if any) created under the Loan Documents and/or (v) will not result in a material limitation on any licenses, permits or other governmental approvals applicable to the business, operations or properties of the Loan Parties.
(e)    The execution, delivery, performance and effectiveness of this Amendment will not: (i) impair the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all of the applicable Obligations, whether heretofore or hereafter incurred and (ii) require that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.
(f)    The Borrower has determined that this Amendment does not constitute a “significant modification” within the meaning of Treasury Regulations Section 1.1001-3(e).

Exhibit 10.4

4.    Effective Date.
(a)    This Amendment will become effective on the date on which each of the following conditions has been satisfied (the “Second Amendment Effective Date”) to the satisfaction of the Administrative Agent:
(i)    the Administrative Agent shall have received counterparts of this Amendment duly executed by the Loan Parties and the Required Lenders;
(ii)    the Borrower shall have paid to Administrative Agent all amounts, including any fees, due and payable hereunder or in connection herewith on or prior to the date hereof, including reimbursement or payment of all out-of-pocket expenses, including all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced at least two (2) Business Days prior to or on the Second Amendment Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings;
(iii)    the Administrative Agent shall have received a certified copy of an amendment to, or an amendment and restatement of, the Prudential Senior Secured Note Agreement duly executed by each party thereto, in form and substance acceptable to the Administrative Agent; and
(iv)    the Administrative Agent shall have received such other instruments, documents and certificates as the Administrative Agent shall reasonably request in connection with the execution of this Amendment.
(b)    For purposes of determining compliance with the conditions specified in this Section 4, each Lender that has executed this Amendment and delivered it to the Administrative Agent shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required under this Section 4 to be consented to or approved by or acceptable or satisfactory to such Lender unless the Administrative Agent shall have received written notice from such Lender prior to the proposed Second Amendment Effective Date specifying its objection thereto.
(c)    From and after the Second Amendment Effective Date, the Credit Agreement is amended as set forth herein. Except as expressly amended pursuant hereto, the Credit Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects.
(d)    The Administrative Agent will notify the Borrower and the Lenders of the occurrence of the Second Amendment Effective Date.
5.    Miscellaneous.
(a)    Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement and each other Loan Document are and shall remain in full force and effect and all references in any Loan Document to the “Credit Agreement” shall henceforth refer to the Credit Agreement as amended by this Amendment. Nothing in this Amendment or in any of the transactions contemplated hereby is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations of the Borrower under the Credit Agreement or to modify, affect or impair the perfection, priority or continuation of the security interests in, security titles to or other Liens on any Collateral for the Obligations.

Exhibit 10.4

(b)    This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns.
(c)    THIS AMENDMENT IS SUBJECT TO THE PROVISIONS OF SECTIONS 10.6 AND 10.7 OF THE CREDIT AGREEMENT RELATING TO GOVERNING LAW, JURISIDICTION AND WAIVER OF RIGHT TO TRIAL BY JURY, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE INCORPORATED HEREIN IN FULL.
(d)    This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Subject to Section 4 above, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties required to be a party hereto. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment may not be amended except in accordance with the provisions of Section 10.2 of the Credit Agreement.
(e)    If any provision of this Amendment or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents, or to constitute a course of conduct or dealing among the parties. The Administrative Agent and the Lenders reserve all rights, privileges and remedies under the Loan Documents.
(f)    The Borrower shall reimburse the Administrative Agent upon demand for all reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.
(g)    In consideration of the amendments contained herein, each of the Loan Parties hereby waives and releases each of the Lenders, the Administrative Agent and the Collateral Agent from any and all claims and defenses, known or unknown, existing as of the date hereof with respect to the Credit Agreement and the other Loan Documents and the transactions contemplated hereby and thereby.
(h)    This Amendment shall constitute a “Loan Document” under and as defined in the Credit Agreement.
[Remainder of this page intentionally left blank.]

Exhibit 10.4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
ENCORE CAPITAL GROUP, INC.

By: /s/ Jonathan Clark
Name: Jonathan Clark
Title: Executive Vice President, CFO and Treasurer

Encore Capital Group, Inc.
Signature Pages to Amendment No. 2

Exhibit 10.4

SUNTRUST BANK,
as Administrative Agent, Collateral Agent, Swingline Lender, Issuing Bank and as a Lender

By: /s/ Paula Mueller
Name: Paula Mueller
Title: Director

Encore Capital Group, Inc.
Signature Pages to Amendment No. 2

Exhibit 10.4

BANK OF AMERICA, N.A.,
as Lender

By: /s/ Christopher D. Pannacciulli
Name: Christopher D. Pannacciulli
Title: Senior Vice President

Encore Capital Group, Inc.
Signature Pages to Amendment No. 2

Exhibit 10.4

FIFTH THIRD BANK, as Lender

By: /s/ Scott Kilgore
Name: Scott Kilgore
Title: Vice President

Encore Capital Group, Inc.
Signature Pages to Amendment No. 2

Exhibit 10.4

ING CAPITAL LLC, as Lender

By: /s/ Mary C. Forstner
Name: Mary Forstner
Title: Director

By: /s/ Robert D. Miners
Name: Robert D. Miners
Title: Director

Encore Capital Group, Inc.
Signature Pages to Amendment No. 2

Exhibit 10.4

MORGAN STANLEY BANK, N.A., as Lender

By: /s/ Harry Comninellis
Name: Harry Comninellis
Title: Authorized Signatory

Encore Capital Group, Inc.
Signature Pages to Amendment No. 2

Exhibit 10.4

DEUTSCHE BANK AG, NEW YORK BRANCH, as Lender

By: /s/ Randal Johnson
Name: Randal Johnson
Title: Director

By: /s/ Kevin Tanzer
Name: Kevin Tanzer
Title: Director

Encore Capital Group, Inc.
Signature Pages to Amendment No. 2

Exhibit 10.4

CALIFORNIA BANK & TRUST, as Lender

By: /s/ Michael Powell
Name: Michael Powell
Title: Senior Vice President

Encore Capital Group, Inc.
Signature Pages to Amendment No. 2

Exhibit 10.4

CITIBANK, N.A., as Lender

By: /s/ Jamal Toukhi
Name: Jamal Toukhi
Title: Vice President

Encore Capital Group, Inc.
Signature Pages to Amendment No. 2

Exhibit 10.4

BANK LEUMI USA, as Lender

By: /s/ Marianne M. Evans
Name: Marianne M. Evans
Title: Senior Vice President

Encore Capital Group, Inc.
Signature Pages to Amendment No. 2

Exhibit 10.4

ISRAEL DISCOUNT BANK OF NEW YORK, as Lender

By: /s/ Dionne S. Rice
Name: Dionne S. Rice
Title: First Vice President

By: /s/ Richard Miller
Name: Richard Miller
Title: Senior Vice President

Encore Capital Group, Inc.
Signature Pages to Amendment No. 2

Exhibit 10.4

FIRST BANK, as Lender

By: /s/ Tomas J. Schmidt
Name: Tomas J. Schmidt
Title: Vice President

Encore Capital Group, Inc.
Signature Pages to Amendment No. 2

Exhibit 10.4

AMALGAMATED BANK, as Lender

By: /s/ Jackson Eng
Name: Jackson Eng
Title: First Vice President

Encore Capital Group, Inc.
Signature Pages to Amendment No. 2

Exhibit 10.4

MUFG UNION BANK, as Lender

By: /s/ [Illegible]
Name: [Illegible]
Title: Vice President

Encore Capital Group, Inc.
Signature Pages to Amendment No. 2

Exhibit 10.4

CATHAY BANK, CALIFORNIA BANKING CORPORATION, as Lender

By: /s/ Ayaz M. Dadabhoy
Name: Ayaz M. Dadabhoy
Title: Vice President

Encore Capital Group, Inc.
Signature Pages to Amendment No. 2

Exhibit 10.4

MANUFACTURERS BANK, as Lender

By: /s/ Sandy Lee
Name: Sandy Lee
Title: Vice President

Encore Capital Group, Inc.
Signature Pages to Amendment No. 2

Exhibit 10.4

BARCLAYS BANK PLC, as Lender

By: /s/ Matthew Cybul
Name: Matthew Cybul
Title: Assistant Vice President

Encore Capital Group, Inc.
Signature Pages to Amendment No. 2

Exhibit 10.4

RAYMOND JAMES BANK, N.A., as Lender

By: /s/ Jason Williams
Name: Jason Williams
Title: Vice President

Encore Capital Group, Inc.
Signature Pages to Amendment No. 2

Exhibit 10.4

FLAGSTAR BANK, as Lender

By: /s/ Kelly M. Hamrick
Name: Kelly M. Hamrick
Title: First Vice President

Encore Capital Group, Inc.
Signature Pages to Amendment No. 2

Exhibit 10.4

THE PRIVATEBANK AND TRUST COMPANY, as Lender

By: /s/ Jennifer St. Aubin
Name: Jennifer St. Aubin
Title: Managing Director

Encore Capital Group, Inc.
Signature Pages to Amendment No. 2

Exhibit 10.4

CITIZENS BANK, N.A. (formerly known as RBS Citizens, N.A.), as Lender

By: /s/ Darran Wee
Name: Darran Wee
Title: Senior Vice President

Encore Capital Group, Inc.
Signature Pages to Amendment No. 2

Exhibit 10.4

WESTERN ALLIANCE BANK, as Lender

By: /s/ William Koenig
Name: William Koenig
Title: Executive Vice President

Encore Capital Group, Inc.
Signature Pages to Amendment No. 2

Exhibit 10.4

UBS AG, STAMFORD BRANCH, as Lender

By: /s/ Houssem Daly
Name: Associate Director
Title: Banking Products Services, US

By: /s/ Darlene Arias
Name: Darlene Arias
Title: Director

Encore Capital Group, Inc.
Signature Pages to Amendment No. 2

Exhibit 10.4

CTBC BANK CORP. (USA), as Lender

By: /s/ Shahid Kathrada
Name: Shahid Kathrada
Title: First Vice President

Encore Capital Group, Inc.
Signature Pages to Amendment No. 2

Exhibit 10.4

Each of the undersigned hereby makes the representations and warranties set forth above in this Amendment, consents to this Amendment and the terms and provisions hereof and hereby (a) confirms and agrees that notwithstanding the effectiveness of such Amendment, each Loan Document to which it is a party and their respective payment, performance and observance obligations and liabilities (whether contingent or otherwise) is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment, (b) confirms and agrees that the pledge and security interest in the Collateral granted by it pursuant to the Collateral Documents to which it is a party shall continue in full force and effect, and (c) acknowledges and agrees that such pledge and security interest in the Collateral granted by it pursuant to such Collateral Documents shall continue to secure the Obligations purported to be secured thereby, as amended or otherwise affected hereby.
ENCORE CAPITAL GROUP, INC.
MIDLAND CREDIT MANAGEMENT, INC.
MIDLAND INTERNATIONAL LLC
MIDLAND PORTFOLIO SERVICES, INC.
MIDLAND FUNDING LLC
MRC RECEIVABLES CORPORATION
MIDLAND FUNDING NCC-2 CORPORATION
PROPEL ACQUISITION LLC
PROPEL FUNDING LLC
ASSET ACCEPTANCE CAPITAL CORP.
ASSET ACCEPTANCE, LLC
ATLANTIC CREDIT AND FINANCE, INC.

By: /s/ Jonathan Clark
Name: Jonathan Clark
Title: Treasurer

MIDLAND INDIA LLC

By: /s/ Glen V. Freter
Name: Glen V. Freter
Title: Treasurer

ASSET ACCEPTANCE RECOVERY SERVICES, LLC
ASSET ACCEPTANCE SOLUTIONS GROUP, LLC
LEGAL RECOVERY SOLUTIONS, LLC

By: /s/ Darin Herring
Name: Darin Herring
Title: Vice President

Encore Capital Group, Inc.
Signature Pages to Amendment No. 2

Exhibit 10.4

ATLANTIC CREDIT & FINANCE SPECIAL FINANCE UNIT, LLC
ATLANTIC CREDIT & FINANCE SPECIAL FINANCE UNIT III, LLC

By: /s/ Shawn Thomas
Name: Shawn Thomas
Title: General Manager

Encore Capital Group, Inc.
Signature Pages to Amendment No. 2